UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2024

micromobility.com Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Broome Street, New York, NY 10013
(Address of Principal Executive Offices, and Zip Code)
(917) 675-7157
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Securities Purchase Agreement

On August 19, 2024, micromobility.com Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) by and between Overseas Moped Investment and Holding Pte Ltd., a Singapore corporation (the “Purchaser”), and the Company. Pursuant to that Purchase Agreement, we agreed to sell all of the issued and outstanding capital stock of Wheels Labs, Inc. (“Wheels”), a wholly owned subsidiary of the Company, to the Purchaser in exchange for a purchase price of $1.00 and the Purchaser’s assumption of Wheel’s assets and liabilities, inclusive of Wheels’ intellectual property, and the Company’s release of Wheels’ current operational, legal and future loss contingencies. The Purchase Agreement includes customary representations and warranties on behalf of both the Company and the Purchaser. The Purchase Agreement also provides for customary provisions for termination by either party, including in the event of breach of the Purchase Agreement, subject to cure.

The foregoing description of the Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On August 21, 2024, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.

The information set forth in Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated August 19, 2024, between Overseas Moped Investment and Holding Pte Ltd. and the Company
99.1	Press Release entitled “micromobility.com Inc. Announces Sale of Wheels Labs, Inc. to Overseas Moped Investment and Holding Pte Ltd.”, dated August 21, 2024 issued by micromobility.com Inc.
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2024

micromobility.com Inc.

By:	/s/ Salvatore Palella
Name: Title:	Salvatore Palella Chief Executive Officer